UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

Warner Music Group Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock	WMG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Secured Notes

On November 2, 2020 (the “Closing Date”), WMG Acquisition Corp. (the “Issuer”), an indirect, wholly-owned subsidiary of Warner Music Group Corp., issued and sold $250.0 million in aggregate principal amount of additional 3.000% Senior Secured Notes due 2031 (the “Additional Notes”) under an Indenture, dated as of June 29, 2020 (the “Base Indenture”), among the Issuer, the guarantors party thereto, Credit Suisse AG, as Notes Authorized Representative and Collateral Agent, and Wells Fargo Bank, National Association, as Trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of August 12, 2020 (the “Third Supplemental Indenture”), among the Issuer, the guarantors party thereto and the Trustee and the Fourth Supplemental Indenture, dated as of November 2, 2020 (the “Fourth Supplemental Indenture” and, together with the Third Supplemental Indenture and the Base Indenture, the “Indenture”), among the Issuer, the guarantors party thereto and the Trustee. On the issue date, the Additional Notes will not be fungible with the $550,000,000 aggregate principal amount of our 3.000% Senior Secured Notes due 2031 issued on August 12, 2020 (the “Original Notes” and together with the Additional Notes, the “Notes”). To the extent that any Additional Notes remain outstanding following the Special Optional Redemption Election Date (as defined below), the Issuer will cause the Additional Notes to bear the same CUSIP and ISIN numbers as the Original Notes (the “CUSIP Merger Event”). Until the CUSIP Merger Event, the Additional Notes will have identical terms as the Original Notes (other than the issue date, the issue price and the special optional redemption provision). After the CUSIP Merger Event, the Additional Notes will have identical terms as (other than the issue date and the issue price), and will be fungible with, and be treated as a single series of senior secured debt securities with, the Original Notes. The Issuer intends to use the net proceeds of the Additional Notes to fund a portion of the aggregate cash consideration for certain acquisitions. The Issuer may also use the net proceeds of the Additional Notes to repurchase all or a portion of the Additional Notes as described under “Special Optional Redemption” below, or for general corporate purposes.

Interest on the Additional Notes will accrue at the rate of 3.000% per annum and will be payable semi-annually in arrears on February 15 and August 15, commencing on February 15, 2021.

Ranking

The Additional Notes are the Issuer’s senior secured obligations and are secured on an equal and ratable basis with all existing and future indebtedness secured with the same security arrangements as the Additional Notes, including the Existing Secured Notes and the Credit Facilities (each as defined below). The Additional Notes rank senior in right of payment to the Issuer’s existing and future subordinated indebtedness; rank equally in right of payment with all of the Issuer’s existing and future senior indebtedness, including the Original Notes, the Issuer’s 5.500% Senior Notes due 2026 (the “Existing Unsecured Notes”), the Issuer’s 3.625% Senior Secured Notes due 2026 (the “3.625% Existing Secured Notes”), the Issuer’s 3.875% Senior Secured Notes due 2030 (the “3.875% Existing Secured Notes”), the Issuer’s 2.750% Senior Secured Notes due 2028 (the “2.750% Existing Secured Notes” and, together with the Original Notes, the 3.625% Existing Secured Notes and the 3.875% Existing Secured Notes, the “Existing Secured Notes”) and indebtedness under the Issuer’s senior secured revolving credit facility with Credit Suisse AG, as administrative agent, and the other financial institutions and lenders from time to time party thereto (the “Revolving Credit Facility” and, together with the Term Credit Facility, the “Credit Facilities”) and the Term Credit Facility and any future senior secured credit facility; are effectively senior to the Issuer’s unsecured senior indebtedness, including the Existing Unsecured Notes, to the extent of the value of the collateral securing the Additional Notes; and are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any of the Issuer’s non-guarantor subsidiaries (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors (as such term is defined below)).

Guarantees

The Additional Notes are fully and unconditionally guaranteed on a senior secured basis by each of the Issuer’s existing direct or indirect wholly-owned domestic restricted subsidiaries and by any such subsidiaries that guarantee obligations of the Issuer under the Credit Facilities, subject to customary exceptions. Such subsidiary guarantors are collectively referred to herein as the “subsidiary guarantors,” and such subsidiary guarantees are collectively referred to herein as the “subsidiary guarantees.” Each subsidiary guarantee is a senior secured obligation of such subsidiary guarantor and is secured on an equal and ratable basis with all existing and future obligations of such subsidiary guarantor that are secured with the same security arrangements as the guarantee of the Additional Notes (including the subsidiary guarantor’s guarantee of obligations under the Existing Secured Notes and the Credit Facilities). Each subsidiary guarantee ranks senior in right of payment to all subordinated obligations of the subsidiary guarantor; is effectively senior to the subsidiary guarantor’s existing unsecured obligations, including the subsidiary guarantor’s guarantee of the Existing Unsecured Notes, to the extent of the collateral securing such guarantee; ranks equally in right of payment with all of the subsidiary guarantor’s existing and future senior obligations, including the subsidiary guarantor’s guarantee of the Credit Facilities and any future senior secured credit facility, the Existing Secured Notes and the Existing Unsecured Notes; and is structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary of the subsidiary guarantor (other than indebtedness and liabilities owed to the Issuer or one of its subsidiary guarantors). Any subsidiary guarantee of the Additional Notes may be released in certain circumstances.

Optional Redemption

At any time prior to August 15, 2023, the Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of the Additional Notes (including the aggregate principal amount of any additional notes of the same series) issued under the Base Indenture, at its option, at a redemption price equal to 103.000% of the principal amount of the Additional Notes redeemed, plus accrued and unpaid interest thereon, if any, to the date of redemption (subject to the rights of holders of Additional Notes on the relevant record date to receive interest on the relevant interest payment date) (each, an “Equity Offering Redemption”), with funds in an aggregate amount not exceeding the net cash proceeds of one or more equity offerings by the Issuer or any contribution to the Issuer’s common equity capital made with the net cash proceeds of one or more equity offerings by the Issuer’s direct or indirect parent; provided that:

(1)    at least 50% of the aggregate principal amount of the Additional Notes originally issued under the Base Indenture (including the aggregate principal amount of any additional notes of the same series) remains outstanding immediately after the occurrence of such redemption (unless all Notes are otherwise repurchased or redeemed substantially concurrently with the corresponding Equity Offering Redemption); and

(2)    notice of such redemption is given no more than 180 days after the date of, and may be conditioned upon, the closing of such equity offering.

The Additional Notes may be redeemed, in whole or in part, at any time prior to February 15, 2026 at the option of the Issuer, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest thereon, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On or after February 15, 2026, the Issuer may redeem all or a part of the Additional Notes, at its option, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, on the Additional Notes to be redeemed to the applicable redemption date, if redeemed during the twelve-month period beginning on February 15 of the years indicated below:

Year	Percentage
2026	101.500%
2027	101.000%
2028	100.500%
2029 and thereafter	100.000%

In addition, during any 12-month period prior to February 15, 2026, the Issuer will be entitled to redeem up to 10% of the original aggregate principal amount of the Additional Notes (including the principal amount of any additional notes of the same series) at a redemption price equal to 103% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Special Optional Redemption

At any time on or prior to December 18, 2020 (the “Special Optional Redemption Election Date”), the Issuer may, at its option, on one or more occasions, elect to redeem all or a portion of the Additional Notes at the Special Optional Redemption Price. Notice of a special optional redemption will be mailed, with a copy to the Trustee, to each holder of the Additional Notes at its registered address on or prior to the Special Optional Redemption Election Date, and will provide that the Additional Notes will be redeemed on a date that is no later than the fifth business day after such notice is mailed or delivered, which redemption date for the avoidance of doubt, may be following the Special Optional Redemption Election Date (the “Special Optional Redemption Date”). If funds sufficient to pay the Special Optional Redemption Price of the Additional Notes that will be redeemed on the Special Optional Redemption Date are deposited with Wells Fargo Bank, National Association, in its capacity as paying agent, on or before the Special Optional Redemption Date, such Additional Notes will cease to bear interest and, if all of the Additional Notes will be redeemed on the Special Optional Redemption Date, other than the right to receive the Special Optional Redemption Price, all rights under the Additional Notes shall terminate.

For the purpose of the foregoing discussion of a special optional redemption, the following definitions are applicable:

“Special Optional Redemption Price” means the issue price of the Additional Notes (excluding accrued interest for the period prior to the settlement date) plus 1% of the principal amount thereof, together with accrued and unpaid interest on such Additional Notes from August 12, 2020 (or the most recent interest payment date on which interest was paid) to but excluding the Special Optional Redemption Date.

The aggregate net proceeds from the sale of the Additional Notes will not be held in escrow, and holders of the Additional Notes will not have any special access or rights to, or a security interest in, or encumbrance of any kind on, the net proceeds from the offering of the Additional Notes.

Change of Control

Upon the occurrence of a change of control triggering event, which is defined in the Base Indenture, each holder of the Notes has the right to require the Issuer to repurchase some or all of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date.

Covenants

The Indenture contains covenants limiting, among other things, the Issuer’s ability and the ability of most of its subsidiaries to create liens and consolidate, merge, sell or otherwise dispose of all or substantially all of its assets.

Events of Default

The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on Notes to become or to be declared due and payable.

The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Notes, copies of which are incorporated herein by reference and attached hereto as Exhibits 4.1 - 4.4.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Issuer’s direct financial obligations under the Notes is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated as of June 29, 2020, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto, Credit Suisse AG, as Notes Authorized Representative and as Collateral Agent, and Wells Fargo Bank, National Association, as Trustee, providing for the issuance of secured notes in series (incorporated by reference to Exhibit 4.1 to the Current Report of Warner Music Group Corp. on Form 8-K, filed on June 30, 2020).

4.2	Third Supplemental Indenture, dated as of August 12, 2020, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 3.000% Senior Secured Notes due 2031 (incorporated by reference to Exhibit 4.2 to the Current Report of Warner Music Group Corp. on Form 8-K, filed on August 12, 2020).

4.3	Fourth Supplemental Indenture, dated as of November 2, 2020, among WMG Acquisition Corp., the guarantors listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee, relating to the 3.000% Senior Secured Notes due 2031.

4.4	Form of 3.000% Senior Secured Note due 2031 (included in Exhibit 4.3 hereto).

104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul M. Robinson
Paul M. Robinson
Executive Vice President, General Counsel and Secretary

Date: November 2, 2020